UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2024

22nd Century Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36338	98-0468420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 Farmington Road, Mocksville, North Carolina (Address of Principal Executive Office)	27028 (Zip Code)

Registrant’s telephone number, including area code: (716) 270-1523

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.00001 par value	XXII	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry into a Material Definitive Agreement.

Senior Secured Credit Facility

As previously disclosed on December 28, 2023, the Company entered into that certain Amendment Agreement (the “Amendment Agreement”) to that certain Securities Purchase Agreement dated March 3, 2023 (the “JGB SPA”) and debentures (the “Debentures”) with JGB Partners, LP (“JGB Partners”), JGB Capital, LP (“JGB Capital”) and JGB Capital Offshore Ltd. (“JGB Offshore” and collectively with JGB Partners and JGB Capital, the “Holders”) and JGB Collateral, LLC, as collateral agent for the Holders (the “Agent”). The Amendment Agreement, the JGB SPA and the Debentures were further amended by that certain Letter Agreement dated April 8, 2024 (the “April 2024 Letter Agreement”).

On May 10, 2024, the Company, the Holders and the Agent entered into that certain May 2024 Exhange Agreement and May 2024 Letter Agreement to modify the terms of the Amendment Agreement, the Securities Purchase Agreement and the Debentures, as amended.

Under the terms of the May 2024 Letter Agreement, the Company and Holders have agreed the Company shall incur an aggregate amendment charge to the undersigned holders equal to $275,000, which shall be added to the principal balance of the Debentures.

Under the terms of the May 2024 Exchange Agreement, the Company and Holders exchanged an aggregate of $2,327,632 in principal, fees and expenses owed under the Debentures for 395,000 shares of common stock and 895,000 immediately exerciseable pre-funded warrants to purchase shares of common stock at an exercise price of $.00001 (at an effective per share price of $1.69). The remaining principal balance of the Debentures is $9,824,632.

As a result of the transaction, the exercise price on 5,876,887 of the Company’s outstanding warrants shall be reduced to $1.69 per share in accordance with the adjustment provisions therein.

A copy of the May 2024 Letter Agreement and May 2024 Exchange Agreement are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information required by this item with respect to the shares issuable upon conversion of the amended Debentures and the warrabts in the Offering is set forth in Item 1.01 of this Current Report and is incorporated herein by reference.

Item 9.01(d): Financial Statements and Exhibits.

Exhibit 4.1	Form of Pre-Funded Warrant
Exhibit 10.1	May 2024 Letter Agreement with JGB
Exhibit 10.2	May 2024 Exchange agreement with JGB
Exhibit 104	Cover Page Interactive Data File - The cover page XBRL tags are embedded within the inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

22nd Century Group, Inc.

/s/ Lawrence Firestone
Date: May 10, 2024	Lawrence Firestone
Chief Executive Officer